SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan	0-15734	38-2604669
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

SIGNATURES
8-K EXHIBIT INDEX
Press Release dated 10/14/03

Item 9. Regulation F-D Disclosure

     On October 14, 2003, the Company released its third quarter results and held a conference call to discuss the earnings release. A recording of the call is available on the Internet at www.republicbancorp.com. The press release is attached as Exhibit 99 to this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: October 14, 2003	By: /s/ Thomas F. Menacher Name: Thomas F. Menacher Its: Executive Vice President, Treasurer and Chief Financial Officer

8-K EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-99.1	Republic Bancorp Press Release Dated October 14, 2003